Note 6 - Loans Payable to Oyu Tolgoi	12 Months Ended
Dec. 31, 2016
Notes to Financial Statements
Loan Commitments, Policy [Policy Text Block]
6	Loans payable to Oyu Tolgoi
Under the terms of the Entrée/Oyu Tolgoi JV (Note
5),
OTLLC will contribute funds to approved joint venture programs and budgets on the Company's behalf. Interest on each loan advance shall accrue at an annual rate equal to OTLLC's actual cost of capital or the prime rate of the Royal Bank of Canada, plus two
percent
(2%)
per annum, whichever is less, as at the date of the advance. The loans will be repayable by the Company monthly from ninety
percent
(90%)
of the Company's share of available cash flow from the Entrée/Oyu Tolgoi JV. In the absence of available cash flow, the loans will not be repayable. The loans are not expected to be repaid within one
year.